UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84048
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2026, Purple Innovation, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2026, affirming adjusted EBITDA guidance and providing revised net revenue guidance for 2026. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The press release furnished herewith in Exhibit 99.1 contains non-GAAP financial measures. Management believes non-GAAP financial measures assist management and investors in evaluating and comparing period-to-period results and projections in a more meaningful and consistent manner. Reconciliations for these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the press release.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Todd Vogensen, who currently serves as the Company’s Chief Financial Officer, provided notice to the Company of his resignation as Chief Financial Officer effective May 1, 2026. As the Company’s Chief Financial Officer, Mr. Vogensen also served as the Company’s Principal Financial Officer. Mr. Vogensen did not resign as a result of any disagreement with the Company on any matter relating to the Company’s financial reporting or accounting policies, procedures, estimates, or judgments.

Appointment of Chief Financial Officer

On April 24, 2026, the Board of Directors (the “Board”) of the Company appointed Robert G. Lucian to serve as the Chief Financial Officer of the Company, effective the week of April 27, 2026.

Prior to joining Purple, Mr. Lucian, age 63, served as Vice President, Senior Vice President, and Chief Financial Officer for La-Z-Boy Incorporated from January 2019 to April 2025. Prior to that he served as Chief Financial Officer for North America Professional Beauty at Coty where he was responsible for integrating its Professional Hair Care business into its Professional Nail Care business and turning around both businesses to profitable growth after it acquired its specialty beauty businesses in 2016. Before that, Mr. Lucian was with Procter & Gamble from June 1984 to September 2016, where he spent seven years in manufacturing and twenty-five in finance and accounting spanning multiple business units, corporate finance, corporate new business development, and global supply chain finance. Mr. Lucian has a Bachelor of Science degree in chemical engineering from the University of Notre Dame and holds a Master of Business Administration with a concentration in finance and international business from the University of Cincinnati. There are no related party transactions between Mr. Lucian and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Mr. Lucian and any other director, executive officer or person nominated or chosen to be a director or executive officer of the Company.

In connection with his appointment as Chief Financial Officer, the Company and Mr. Lucian entered into an offer letter (the “Offer Letter”) effective April 24, 2026. The Offer Letter provides that Mr. Lucian will report to the CEO. Under the terms of the Offer Letter, Mr. Lucian will receive compensation comprised of (1) base pay of $600,000 annually, (2) a signing bonus of $20,000 in connection with commencement of employment, (3) participation in the Company’s short-term cash incentive plan starting in 2026 with a target of 75% of annual base salary with a guaranteed minimum payment for 2026 of $300,000, and (4) beginning in 2026 participation in the Company’s long-term equity incentive plan in an amount of 75% of base salary, in cash, equity in the form of between time-based RSU’s and/or performance-based PSU’s, or combination thereof. The Company will also reimburse him reasonable travel costs related to commuting from Florida to the Company’s Utah headquarters. Mr. Lucian will also participate in benefits generally available to the Company’s employees such as its 401(k) plan, paid time off, holidays, and perks. The foregoing summary of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

ITEM 7.01 REGULATION FD DISCLOSURE.

On April 28, 2026, the Company issued a press release announcing the appointment of Robert G. Lucian as the Company’s Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.2.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter entered into between Purple Innovation, LLC and Robert G. Lucian dated April 24, 2026
99.1	Press Release dated April 28, 2026, regarding financial results for the first quarter ended March 31, 2026.
99.2	Press Release issued by the Company dated April 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2026	PURPLE INNOVATION, INC.

	By:	/s/ Robert T. DeMartini
Robert T. DeMartini
Chief Executive Officer

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